UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2021

NortonLifeLock Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-17781	77-0181864
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 E. Rio Salado Parkway, Suite 1000
Tempe, AZ 85281

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NLOK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On July 14, 2021, NortonLifeLock Inc. (the “Company”) issued an announcement (the “Rule 2.4 Announcement”) pursuant to Rule 2.4 of the U.K. City Code on Takeovers and Mergers confirming that it is in discussions with Avast PLC (“Avast”) concerning a possible combination.

A copy of the Rule 2.4 Announcement is furnished as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.01), is being furnished to the U.S. Securities and Exchange Commission and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains statements which are, or may be deemed to be, “forward-looking statements” which are prospective in nature. All statements, other than statements of historical fact, may be forward-looking statements. They are based on current expectations and projections about future events and are therefore subject to risks and uncertainties, which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. Such statements are qualified in their entirety by the inherent risks and uncertainties surrounding future expectations. Among other things, this Current Report on Form 8-K contains forward-looking statements regarding the proposed combination and may include statements about the benefits of the proposed combination, expected future earnings, revenues and cost savings and other such items, based on the Company’s and Avast’s plans, estimates and projections. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those predicted in any such forward-looking statements. Such factors include, but are not limited to, the possibility that the proposed combination will not be pursued, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the failure to satisfy the conditions of the proposed combination if and when implemented (including approvals or clearances from regulatory and other agencies and bodies) on a timely basis or at all, the inability of the enlarged group to realize successfully any anticipated synergy benefits when (and if) the proposed combination is implemented, the inability of the (post-combination) enlarged group to integrate successfully the Company’s and Avast’s operations when (and if) the proposed combination is implemented and the enlarged group incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the proposed combination when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of the Company’s most recent reports on Form 10-K and Form 10-Q the contents of which are not incorporated by reference into, nor do they form part of, this Current Report on Form 8-K. The Company does not assume any obligation to update the forward-looking information contained in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
99.01	Rule 2.4 Announcement.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NortonLifeLock Inc.

Date: July 15, 2021	By:	/s/ Bryan Ko
Bryan Ko
Chief Legal Officer and Corporate Secretary

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